Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of June 11, 2013, among Authentidate Holding Corp., a Delaware corporation (the “Company”) and the parties set forth on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

Recitals

WHEREAS, the Company proposes to sell and issue shares of Series D Convertible Preferred Stock (the “Series D Preferred Shares”) and Common Stock Purchase Warrants (the “Warrants”) to the Purchasers pursuant to a Securities Purchase Agreement of even date herewith (the “Purchase Agreement”); and

WHEREAS, as a condition to its investment, the Purchasers have required that the Company enter into this Agreement with the Purchasers.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Agreement

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Affiliated Fund” shall mean, with respect to a Holder that is a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by or under common control with such manager or managing member or general partner or management company.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close or be closed.

“Closing Date” means the Closing Date under the Purchase Agreement.

“Commission” shall mean the United States Securities and Exchange Commission or any successor agency.

“Common Stock” shall mean the common stock of Authentidate Holding Corp., par value $0.001 per share.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Holder” shall mean the Purchaser, and any transferee of Registrable Securities who pursuant to Section 11 below is entitled to registration rights hereunder.

“Initiating Holder” means either (i) a holder of Series D Preferred Shares with an aggregate Stated Value (as defined in the Certificate of Designations, Preferences and Rights and Number of Shares of Series D Convertible Preferred Stock) of at least $2,000,000 or (ii) a holder of Series D Preferred Shares representing at least 50.1% of the then outstanding Series D Preferred Shares and the term “Initiating Holders” shall mean a group of holders of Series D Preferred Shares representing at least 50.1% of the then outstanding Series D Preferred Shares (provided that at that such time the aggregate Stated Value of the then outstanding Series D Preferred Shares is at least $5,000,000).

“Majority Holders” means at any time Holders of at least 50.1% of the then outstanding Registrable Securities.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registrable Securities” shall mean: (a) shares of the Common Stock issued or issuable upon the conversion of the Series D Preferred Shares; (b) shares of capital stock of the Company issued as a dividend with respect to the Series D Preferred Shares; and (c) each of the shares of Common Stock which may be issued upon the exercise of the Warrants; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, such security is: (i) sold pursuant to a registration statement or pursuant to Rule 144 under the Securities Act; (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (iii) sold by a person in a transaction in which rights under this Agreement are not assigned; or (iv) in the opinion of counsel to the Company, registration under the Securities Act is no longer required for subsequent public distribution of such security without volume limitations pursuant to Rule 144 promulgated under the Securities Act, or otherwise. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of “Registrable Securities” as is appropriate to prevent any dilution or increase of the rights granted hereunder as determined in good faith by the Board of Directors of the Company.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding all Selling Expenses.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Selling Expenses” shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the securities registered by the Holders and any fees of counsel to any Holder (other than as allowed as a Registration Expense).

2. Requested Registration.

(a) Request for Registration. If, at any time after the first anniversary of the execution of this Agreement, the Company shall receive from an Initiating Holder or Initiating Holders a written request that the Company file a registration statement under the Securities Act covering all or a part of the Registrable Securities, the Company will:

(i) promptly (but in any event with fifteen (15) days of receiving such request) give written notice of the proposed registration to all other Holders and all other security holders of the Company that possess registration rights granted by the Company; and

(ii) as soon as practicable, use commercially reasonable efforts to file and thereafter cause to become effective, the registration under the Securities Act of all Registrable Securities that the Company was requested to register pursuant to Section 2(a) of this Agreement such as would permit or facilitate the sale and distribution of all or any such portion of such Registrable Securities as are specified in such request, together with all or any such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company and such other security holders of the Company that possess registration rights granted by the Company, as contemplated by Section 2(a)(i); provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2:

(A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(B) prior to 60 days immediately following the effective date of any other registration statement pertaining to securities of the Company (other than a registration of securities pursuant to Rule 145 promulgated under the Securities Act or with respect to an employee benefit plan); or

(C) during the period starting with the date ninety (90) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred and eighty (180) days after the effective date of, a Company-initiated registration pursuant to Section 3 hereof; provided that at all times during any such period, the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.

(b) Subject to the foregoing clauses, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of an Initiating Holder. If, however, the Company shall furnish to the Holder or Holders requesting a registration statement pursuant to this Section 2 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the Initiating Holder or Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period, and provided, further, that the Company shall not register any securities for the account of itself or any other stockholder during such 180-day period (other than in a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities). The Company shall not be obligated to effect more than one registration pursuant to Section 2 of this Agreement.

(c) Underwriting. If the Initiating Holder or Initiating Holders, as the case may be, intend to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of such request and the Company shall include such information in its written notice to the other Holders. The right of any Holder to registration pursuant to this Section 2(c) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holder(s) and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders).

(i) Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then, the Company shall so advise all Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among (A) all Holders requesting inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities originally requested by such Holders to be included in the Registration Statement and (B) all security holders of the Company that possess registration rights for other securities granted by the Company. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If the underwriter or underwriters has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account if the underwriter so agrees.

(ii) If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may, subject to Section 4 hereof, decline to participate therein or elect to withdraw therefrom by written notice to the Company, the underwriter(s) and the other Holders. The Registrable Securities and/or other securities so withdrawn or not participating shall be withdrawn from registration; provided, however, that if by any withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2(c).

(d) Withdrawn Requests. The undersigned Holders agree that in the event the Company is requested to effect a registration pursuant to this Section 2 by the Initiating Holder(s) and thereafter, but before the effectiveness of such registration, any Holder that either acted as the Initiating Holder or that was part of a group of Holders that acted as the Initiating Holders, notifies the Company that it wishes to withdraw such request or to withdraw from participating in the group, then the following shall apply: (i) the Company may terminate the registration and the ability of such Holder to act as an Initiating Holder or to participate in a group acting as the Initiating Holders shall immediately terminate or (ii) the Company may elect to continue with the registration of the Registrable Securities (excluding those of the withdrawing Holder) and such registration shall in all respects continue to be treated as a requested registration pursuant to this Section 2.

3. Company Registration.

(a) Notice of Registration. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective registration rights (other than under Section 2 hereof), other than: (i) a registration relating solely to employee benefit plans (whether effected on Form S-8 or its successor); (ii) a registration relating to the offer and sale of debt securities; (iii) a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act (whether effected on Form S-4 or its successor); or (iv) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, the Company will:

(A) provide to each Holder written notice thereof at least seven days prior to the filing of the Registration Statement by the Company in connection with such registration; and

(B) subject to the terms hereof, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests by such Holder or Holders, made within five days after the Company mails the written notice referred to above, by any Holder or Holders (a “piggyback” registration).

(b) Underwriting Cut-Backs and Allocation. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 3 to include any of the Holders’ Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), and then only, subject to this Section 3(b), in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering, is in such an amount that the underwriters determine in their sole discretion is incompatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated as follows: (i) first, to the Company for securities being sold for its own account, (ii) second, to the Holders requesting to include Registrable Securities, based on the pro rata percentage of Registrable Securities held by such Holders and (iii) third, to any other securityholders on a pro rata basis, based on the number of shares held (assuming conversion and exercise of rights to acquire capital stock). For purposes of the preceding sentence concerning apportionment, for any selling shareholder that is a holder of Registrable Securities and that is a venture capital fund or a partnership or corporation or limited liability company or other entity, the Affiliated Funds, partners, retired partners, members, retired members, parent or subsidiary company and shareholders of such holder, or the estates and family members of any such partners, retired partners, members, retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling shareholder,” and any pro-rata reduction with respect to such “selling shareholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling shareholder,” as defined in this sentence. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Holders’ right to have Registrable Securities included in the first registration statement filed by the Company may be deferred to a subsequent registration statement filed by the Company, which deferral may be continued so long as the registration statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of some or all of the Registrable Securities held by the Holders, but such deferral shall be only to the extent of such required exclusion as determined by the underwriter.

(c) Other Covenants. If the registration is an underwritten registration, each Holder of Registrable Securities shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Holder that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of FINRA Questionnaires.

(d) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2 or 3 hereof shall be borne by the Company. All Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered. Notwithstanding the foregoing, the Company shall not be required to pay for Registration Expenses pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Initiating Holders (which Holders shall bear such expenses); provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such Registration Expenses. If the Company shall withdraw a registration initiated under Section 3, the expenses of such withdrawn registration shall be borne by the Company.

5. Registration Procedures.

In the case of each registration, qualification, or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration, qualification, and compliance and as to the completion thereof. In connection with any registration effected pursuant to this Agreement, the Company will prepare and file such amendments and supplements to its registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement. At its expense the Company will furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request. In connection with any registration effected pursuant to this Agreement, the Company shall also (to the extent not otherwise expressly required pursuant to this Agreement):

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and keep such registration statement continuously effective for a period that will terminate upon the earlier of (i) the date on which the distribution described in such registration statement is completed, and (ii) the date on which all Registrable Securities covered by such registration statement may be sold without any restrictions pursuant to Rule 144 (the “Effectiveness Period”); provided, however, that (i) the Effectiveness Period shall be extended for a period of time equal to: (A) the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; or (B) the period beginning with the

Holder’s receipt of the notice described in Section 5(d) below and ending when the Company furnishes the amendment described in Section 5(d) to the Holders, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, the Effectiveness Period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (x) includes any prospectus required by Section 10(a)(3) of the Securities Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (x) and (y) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement (including post-effective amendments) and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the Effectiveness Period and if a registration statement is subject to review by the SEC, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the SEC.

(c) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders and to do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions (unless the Company is already qualified to do business or subject to service of process in that jurisdiction and except as may be required by the Securities Act).

(d) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. As promptly as practicable thereafter, the Company will prepare and file with the SEC, and furnish without charge to the appropriate Holders and managing underwriter(s), if any, an amendment or supplement to such registration statement or prospectus in order to cause such registration statement or prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and will furnish such copies thereof as the Holders or any underwriters may reasonably request.

(e) Furnish to the Holders, without charge, such number of copies of a prospectus, including a preliminary prospectus and any supplements or amendments thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(f) Otherwise use commercially reasonable efforts to comply, during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities

Act and the Exchange Act and with all applicable rules and regulations of the SEC with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(g) Use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and (ii) if such order is issued, (A) notify each Holder of Registrable Securities being offered or sold pursuant to such registration statement as promptly as practicable after becoming aware of the issuance by the SEC of any stop order or other suspension of effectiveness of the registration statement at the earliest possible time and (B) obtain the withdrawal of any such order at the earliest possible moment.

(h) Permit the Holders of Registrable Securities being included in such registration statement and their legal counsel, at such Holders’ sole cost and expense (except as otherwise specifically provided in this Agreement), to review and have a reasonable opportunity to comment on the registration statement and all amendments and supplements thereto at least three (3) Business Days prior to their filing with the SEC.

(i) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(j) Use commercially reasonable efforts to cause all such Registrable Securities registered pursuant to this Agreement to be listed on each national securities exchange or trading system on which similar securities issued by the Company are then listed.

(k) Cooperate with the Holders of Registrable Securities being offered pursuant to such registration statement to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be offered pursuant to such registration statement and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request.

6. Covenants with Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company and each Holder covenant and agree as follows:

(a) The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information as the Company shall reasonably request, including (A) such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement. A Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if it elects to have any of the Registrable Securities included in the Registration Statement. Each Holder agrees to furnish to the Company a completed selling security holder questionnaire (a “Questionnaire”) in the form provided to it by the Company not less than two Business Days prior to the filing date of such

Registration Statement. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any damages to such Holder who fails to furnish to the Company a fully completed Questionnaire at least two Business Days prior to the filing date. The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by it and, if required by the Commission, the natural persons thereof that have voting and dispositive control over its shares of Common Stock.

(b) Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. Each Holder agrees that, upon receipt of any notice from the Company that it must suspend sales of Common Stock pursuant to the Registration Statement, it will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder is advised by the Company that such dispositions may again be made.

(c) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d) Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a registration statement filed pursuant to Section 2 or 3 hereof is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Holder to be named as an “underwriter”, if the Company believes, in its discretion and upon the advice of counsel, that the Registrable Securities are eligible for registration under Rule 415 or that such Holder is not an “underwriter” for the purposes of the Securities Act and the registration, the Company shall use commercially reasonable efforts to persuade the SEC that the offering contemplated by the registration statement is a valid secondary offering and not an offering by or on behalf of the issuer for the purposes of Rule 415 and that such Holder is not an “underwriter.” Such Holder shall provide to the Company in writing all information requested by the Company to support such Holder’s contention that it is not an “underwriter.” Such Holder shall have the right to participate or have its counsel participate in any meetings or discussions with the SEC regarding the SEC’s position (unless in the reasonable opinion of the Company or its counsel, such participation will be to the detriment to the Company in that it may cause undue delays in the registration process or for other reasons) and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission regarding the foregoing specifying a Holder shall be made to the SEC to which the Holders’ counsel reasonably objects. The Company shall not agree to name any Holder as an “underwriter” in such registration statement without the prior written consent of such Holder. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section, the SEC refuses to alter its position, the Company shall (i) remove from the registration statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”). Upon the SEC’s initial declaration that the Registration Statement is effective, the Company shall no longer have any obligations under this Agreement to register the Cut Back Shares.

(e) Each Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay (as defined below) or (ii) the happening of an event pursuant to Section 5(d) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder is advised by the Company that such dispositions may again be made. The Company may suspend the use of any prospectus included in any Registration Statement contemplated by this Agreement in the event that the Company determines in good faith that the suspension of the use of any prospectus is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Holder in writing of the suspension of and the reasons for such suspension, but shall not (without the prior written consent of a Holder) disclose to such Holder any material non-public information giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use reasonable best efforts to terminate such suspension as promptly as practicable.

7. Termination of Registration Rights. The registration rights granted pursuant to this Agreement shall terminate on the earlier of: (i) four (4) years after the closing of the sale by the Company of the Series D Preferred Shares pursuant to the Purchase Agreement; or (ii) as to any Holder, at such time as Rule 144 or another similar exemption is available for the sale without restriction or limitation of all of such Holder’s (together with any person with whom such Holder is required to aggregate sales under Rule 144) shares. At such time as a Holder may resell its Registrable Securities without restriction (within the scope of clause (ii) of this Section 7, the Registrable Securities held by such Holder will not be considered “then outstanding shares of Registrable Securities” and the consent of such Holder shall not be counted for purposes of obtaining the majority consent required for purposes of amending this Agreement pursuant to Section 12(e).

8. Lock-up Agreement.

(a) In consideration for the Company agreeing to its obligations under this Agreement, each Holder of Registrable Securities and each transferee pursuant to Section 11 hereof agrees, in connection with a registration of the Company’s securities under the Securities Act, upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, not to: (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired); or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days from the effective date of such registration statement, the “Lock-up Period”) as may be requested by the Company or such managing underwriters; provided that if (A) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-up Period, or (B) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event to allow any managing underwriter to comply with FINRA Rule 2711(f)(4) (or any comparable rule subsequently adopted by the Financial Industry Regulatory Authority). In no event, however, will the restricted period extend beyond 215 days after the effective date of the registration statement. Each Holder further agrees to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of an underwritten public offering. Each Holder agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 8 until the end of such period. This Section 8 shall supersede any conflicting provision of Section 2 or Section 3 above.

(b) The foregoing obligations described in this Section 8 shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act. Any release of any person from the lock up restrictions, at any time during the market stand-off time period, shall be done pro rata among the Holders of Registrable Securities, so that each Holder of Registrable Securities may sell, transfer or otherwise dispose of an equal percentage of his, her or its shares originally subject to the lock-up restrictions. If any person described in this Section 8(b) is released from the agreements referenced therein, the Holders of Registrable Securities shall be released to the same extent from the lockup agreements described in Section 8(a).

9. Indemnification.

In the event any Registrable Securities are included in a registration statement under this Agreement:

(a) To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors and partners and such Holder’s legal counsel and independent accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act or the Exchange Act or the securities laws of any state or any rule or regulation thereunder, and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder’s legal counsel and independent accountants, and each person controlling such Holder, for any legal and any other expenses reasonably as incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that (i) in the event that any amounts reimbursed by the indemnifying party hereunder are determined by a final, non-appealable judgment by a court or arbitral tribunal, to have resulted primarily from an indemnified party’s gross negligence, bad faith or willful misconduct, such indemnified party shall promptly repay such amounts to the indemnifying party and (ii) the Company shall not be liable in any case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to the Company by such Holder; and provided further, that the Company will not be liable to any such person or entity with respect to any such untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus that is corrected in the final prospectus filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act (or any amendment or supplement to such prospectus) if the person asserting any such loss, claim, damage or liability purchased securities but was not sent or given a copy of the prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such securities to such person in any case where such delivery of the prospectus (as amended or supplemented) is required by the Securities Act, unless such failure to deliver the prospectus (as amended or supplemented) was a result of the Company’s failure to provide such prospectus (as amended or supplemented). Notwithstanding the foregoing, the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Each Holder will, severally and not jointly, indemnify and hold harmless the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by such Holder; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the gross proceeds to each such Holder of Registrable Securities sold as contemplated herein, except in the case of fraud or willful misconduct by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Holder.

(c) Each party entitled to indemnification under this Section 9 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at such Indemnified Party’s expense; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflict of interests between such Indemnified Party and any other party (including the Indemnifying Party) represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party’s ability to defend against such claim or litigation is actually prejudiced as a result of such failure to give notice. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations, provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the total proceeds to each such Holder of Registrable Securities sold as contemplated herein, except in the case of fraud or willful misconduct by such Holder. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and the termination of this Agreement.

10. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

11. Transfer of Rights. The rights granted hereunder to cause the Company to register securities may be assigned to a transferee or assignee (but only with all related obligations) (a) of Holder who acquires at least 50% of the Registrable Securities originally purchased by Holder (or all of such Holder’s shares, if less) (as adjusted for stock splits, stock dividends, recapitalizations, reclassifications, combinations and the like); or (b) (i) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or shareholder of a Holder or that is an Affiliated Fund; provided that the assignees appoint a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Agreement; and provided, further, in each case: (A) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (B) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 8 hereof; and (C) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (x) a partnership who are partners or retired partners of such partnership, (y) a limited liability company who are members or retired members of such limited liability company (including spouses and ancestors, lineal descendants and siblings of such partners or members who acquire Registrable Securities by gift, will or intestate succession) or (z) a corporation who are affiliates of such corporation shall be aggregated together and with the partnership or limited liability company.

12. General Provisions.

(a) Aggregation. For the purposes of this Agreement, the number of shares of Registrable Securities held by a Holder shall include the holdings of its Affiliates, and such holdings shall be aggregated together.

(b) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the New York, without giving effect to principles of conflicts of laws.

(c) Entire Agreement. This Agreement constitutes the full and entire understanding among the parties regarding the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter.

(d) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed: (a) if to a Holder, to such Holder’s address as set forth in the books and records of the Company or to such other address as such Holder shall have furnished to the Company in writing; (b) if to any other person or entity who may become a Holder pursuant to this Agreement, to such address as such person or entity shall have furnished the Company in writing, or, until any such holder or entity so furnishes an address to the Company, then to the address of the last holder of such Registrable Securities who has so furnished an address to the Company; (c) if to the Company, to its principal executive offices, as set forth in the Purchase Agreement, and addressed to the attention of the Chief Executive Officer, or to such other address as the Company shall have furnished to the other parties hereto. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given: (i) when delivered if delivered personally; (ii) 24 hours after deposit with a nationally-recognized overnight courier service; or (iii) if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

(e) Amendment and Waivers. Any provision of this Agreement may be amended, waived or modified upon the written consent of: (a) the Company and (b) the Majority Holders; provided, however, that the foregoing notwithstanding, the rights of any individual Holder shall not be amended or waived without the prior written consent of such holder if such amendment or waiver (a) is adverse to such holder in a manner that differs from how similarly situated holders of Registrable Securities are affected or (b) reduces or alters the rights of any Holder vis-à-vis any other Holder. Any Holder may waive any of his or her rights or the Company’s obligations hereunder without obtaining the consent of any other Holder; provided, however that any such waiver on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law or otherwise afforded to any party, shall be cumulative and not alternative.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

(g) Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

(h) Jurisdiction; Venue. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(i) Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or preferred stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionately adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

(j) Costs And Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s reasonable costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

(k) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Holders, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another entity, the agreements executed by the Company shall expressly provide that (and such transaction shall be conditioned upon the inclusion of the following provisions) from and after the effective time of such transaction: (i) such entity shall assume, and by virtue of such transaction be deemed to have assumed, the obligations of the Company hereunder, (ii) the term “Company” shall be deemed to refer to such entity, and (iii) the term “Registrable Securities” shall be deemed to include the securities received by the Holders in connection with such transaction unless such securities are otherwise freely tradable by the Holders after giving effect to such transaction.

(l) Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series D Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(m) Invalidity of Provisions. In the case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

(n) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

“COMPANY”	Authentidate Holding Corp.

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned has caused this Registration Rights Agreement to be duly executed by its authorized signatories as of the date first indicated above.

“PURCHASER”	[	]

By:

Name:

Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]